--------------------------------------------------------------------------------

                              --------------------
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                              --------------------

                                [GRAPHIC OMITTED]

                                QUARTERLY REPORT
                                 August 31, 1999

--------------------------------------------------------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                 August 31, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the first quarter report for the Greenwich Street Municipal Fund Inc. ("Fund") for the three months ended August 31, 1999. During the past three months, the Fund distributed income dividends totaling $0.14 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's August 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

         Price              Annualized           Three-Month
       Per Share         Distribution Rate*      Total Return
       ---------         ------------------      ------------
      $10.79 (NAV)             5.23%                (4.33)%
      $10.438 (NYSE)           5.40%                 5.79%

      In comparison, closed-end municipal bond funds posted an average total return of a negative 2.32% for the same time period, as reported by Lipper, Inc. (Lipper is a major fund-tracking organization.)

Special Shareholder Notice

      We intend to submit a proposal for shareholder approval in the first calendar quarter of the year 2000, whereby the Smith Barney Managed Municipals Fund Inc., an open-end investment company, would acquire all or substantially all of the assets and liabilities of the Fund. If the proposal is approved by shareholders, we plan to move forward with the transaction in

----------
* This distribution assumes a current monthly income dividend rate of $0.047 per share for twelve months.


=====================================  1  ======================================
the first calendar quarter of 2000. Pursuant to this proposal, the Fund will be liquidated and you will become a shareholder of the Smith Barney Managed Municipals Fund Inc. Each shareholder will receive shares of the Smith Barney Managed Municipals Fund Inc. equivalent to the aggregate net asset value of your investment in the Greenwich Street Municipals Fund Inc. at the time of the transaction.

Municipal Bond Market Update

      We believe that the municipal bond market is approaching a temporary bottom. The Federal Reserve Board ("Fed") has implemented two monetary policy adjustments -- a 25 basis point increase in June and a 25 basis point increase in August -- and those actions should be through for the foreseeable future. We believe that fixed income markets are returning to `normal' in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998. In our opinion, long U.S. Treasury yields are quite attractive and municipal bonds are trading at roughly 95%-96% of governments. This comparison helps to substantiate the fact that municipal securities are trading at low valuations relative to governments since, under normal market conditions, municipal securities have historically yielded roughly 85% of similar maturity Treasuries.

      As a result of last year's crisis (and ensuing credit crunch), the spread between the yields on municipal securities and Treasuries widened. The robust state of the U.S. economy contributed to the second highest municipal securities issuance volume in history in 1998. The ability of the market to absorb such high volume indicates the steady demand for tax-exempt investments and reflects overall investor confidence.

      The recent upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market; and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

      Yields have rebounded sharply, up nearly 3/4 of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than 1-year paper (The yield curve measures the difference between short- and long-term rates). In the U.S. Treasury market, the difference between 1-year and 30-year bond yields is only 80 basis points.


=====================================  2  ======================================

Investment Strategy

      As of August 31, 1999, 94.6% of the Fund's holdings were rated investment grade** by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with 55.0% of the Fund invested in AAA bonds, the highest possible rating.

      We maintain a positive outlook on municipal securities. Additionally, we believe that buying bonds with relatively longer maturities (20 to 30 years), and lower coupons, (5% and a bit lower), will enable us to be more aggressively positioned for what should be a drop in long term interest rates later this year.

      Until recently, our investment strategy had been focused primarily on buying high grade, short maturity bonds in anticipation of the ensuing increase in interest rates. Currently, with recent interest rate increases behind us, we are aggressive buyers of longer, high-grade discount bonds. We believe that investor sentiment has weakened and the market has taken on a negative psychology.

Municipal Bond Market Outlook

      Our outlook for the municipal bond market is optimistic. We think that the actions of the Fed were preemptively conservative. Inflation should remain in check, at least in the near-term. A possible easing of economic activity as a result of Y2K ramifications could prove positive for fixed income markets.

      Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market.

      With long-term municipal bond yields in the 5.75% range and inflation under control, "real," inflation-adjusted yields on longer intermediate and long-term municipals are quite attractive. Following the Fed's August 24, 1999 short-term interest rate increase of 0.25%, we do not anticipate further

----------
** Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.


=====================================  3  ======================================
policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures. As always, we will be monitoring these events closely.

      In closing, thank you for investing in the Greenwich Street Municipals Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ Joseph P. Deane

Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                              Investment Officer

September 23, 1999


=====================================  4  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                           August 31, 1999 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

-----------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
-----------------------------------

California -- 8.8%
 $3,000,000  Baa3*   California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23        $ 2,835,000
  2,000,000  A       California Health Facilities Finance
                       Authority Revenue, Kaiser Permanente,
                       Series B, 5.250% due 10/1/13                    1,922,500
  1,000,000  AAA     California State Public Works Board Lease
                       Revenue, Department of Corrections,
                       Series A, AMBAC-Insured,
                       5.250% due 1/1/21                                 953,750
  1,980,000  AAA     California State University, Headquarters
                       Building Authority, Series B, MBIA-Insured,
                       5.125% due 9/1/17                               1,903,275
  8,530,000  AAA     Los Angeles County, CA Metropolitan
                       Transportation Authority Revenue, Sales
                       Tax Revenue, Series A, MBIA-Insured,
                       5.250% due 7/1/19                               8,210,125
  1,000,000  AAA     Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project),
                       MBIA-Insured, 5.250% due 9/1/26                   936,250
  2,000,000  AAA     San Diego County, CA COP, North County
                       Regional Center Expansion, AMBAC-Insured,
                       5.250% due 11/15/19                             1,925,000
-------------------------------------------------------------------------------
                                                                      18,685,900
--------------------------------------------------------------------------------
Colorado -- 3.9%
  2,000,000  Aaa*    Arapahoe County, CO Capital Improvement, Highway
                       Revenue, Current Series E, (Pre-Refunded --
                       Escrowed with U.S. government securities to
                       8/31/05 Call @ 103), 7.000% due 8/31/26         2,287,500
  4,000,000  A       Colorado Health Facilities Authority
                       Revenue, Kaiser Permanente, Series B,
                       5.350% due 8/1/15                               3,810,000
  1,000,000  AA      Catholic Health Initiatives,
                       5.000% due 12/1/28                                852,500

                       See Notes to Financial Statements.


=====================================  5  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Colorado -- 3.9% (continued)
 $1,500,000  AAA     E-470 Public Highway Authority
                       Revenue, Series A, MBIA-Insured,
                       5.000% due 9/1/15                             $ 1,415,625
--------------------------------------------------------------------------------
                                                                       8,365,625
--------------------------------------------------------------------------------
Connecticut -- 0.4%
  1,000,000  Baa3*   Mashantucket Western Pequot Tribe,
                       Connecticut Special Revenue, Series A,
                       5.500% due 9/1/28                                 913,750
--------------------------------------------------------------------------------
Florida -- 6.6%
  1,000,000  AAA     Broward County, FL Airport System Revenue,
                       Passenger Facility, Series H-2, AMBAC-
                       Insured, 4.750% due 10/1/23                       860,000
  2,000,000  AAA     Dade County, FL GO, Unlimited Revenue Bonds,
                       Florida Seaport, MBIA-Insured, 5.125%
                       due 10/1/21                                     1,855,000
  1,000,000  AAA     Florida State Turnpike Authority Revenue,
                       Department of Transportation, Series A,
                       FGIC-Insured, 5.000% due 7/1/16                   951,250
  3,500,000  BBB-    Martin County, FL IDR, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25(b)                          3,600,625
  1,000,000  A*      Martin County, FL Special Assessment
                       Revenue, 6.100% due 11/1/15                     1,037,500
  1,240,000  AAA     Miami-Dade, FL Sports Franchise,
                       4.750% due 10/1/30                              1,050,900
  2,500,000  AAA     Orange County, FL Tourist Development
                       Tax Revenue, AMBAC-Insured, Series A, 4.750%
                       due 10/1/24                                     2,143,750
  3,000,000  AAA     Tallahassee, FL Energy System Revenue,
                       4.750% due 10/1/26                              2,565,000
--------------------------------------------------------------------------------
                                                                      14,064,025
--------------------------------------------------------------------------------
Georgia -- 1.1%
  1,500,000  AAA     Atlanta, GA Water & Wastewater Revenue,
                       5.000% due 11/1/29                              1,335,000
  1,000,000  A3*     Private Colleges & University Authority,
                       (Mercer University Project), Series A,
                       5.375% due 10/1/29                                918,750
--------------------------------------------------------------------------------
                                                                       2,253,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  6  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Hawaii -- 2.0%
 $2,000,000  A       Hawaii State Department of Budget &
                       Finance, Special Purpose Revenue,
                       Kaiser Permanente, Series A,
                       5.100% due 3/1/14                             $ 1,865,000
  2,540,000  AAA     Hawaii State GO, Series CP, FGIC-Insured,
                       5.000% due 10/1/16                              2,374,900
--------------------------------------------------------------------------------
                                                                       4,239,900
--------------------------------------------------------------------------------
Illinois -- 5.2%
                     Illinois Health Facilities Authority,
                       MBIA-Insured:
  7,000,000  AAA         Ingalls Health Systems Project,
                           6.250% due 5/15/24                          7,262,500
  1,000,000  Aaa*        Memorial Health Systems,
                           5.250% due 10/1/18                            943,750
  3,000,000  AAA     Illinois State GO, FGIC-Insured,
                       5.250% due 12/1/20                              2,842,500
--------------------------------------------------------------------------------
                                                                      11,048,750
--------------------------------------------------------------------------------
Indiana -- 2.2%
  2,000,000  AAA     Avon, IN Community School Building Corp.,
                       First Mortgage, AMBAC-Insured,
                       5.250% due 1/1/22                               1,865,000
  2,500,000  Aa2*    Petersburg, IN Industrial PCR, Indianapolis
                       Power & Light Corp., 6.625% due 12/1/24         2,725,000
--------------------------------------------------------------------------------
                                                                       4,590,000
--------------------------------------------------------------------------------
Iowa -- 0.3%
    755,000  AAA     Iowa Finance Authority, Multi-Family
                       Housing Revenue Refunding, (Forest Glen
                       Apartments Project), Series A,
                       FNMA-Collateralized, 5.600% due 11/1/22           733,294
--------------------------------------------------------------------------------
Louisiana -- 0.8%
  2,000,000  AAA     Louisiana Local Government Environment
                       Facilities Community Development
                       Authority Revenue, Capital Projects &
                       Equipment Acquisition, AMBAC-Insured,
                       4.500% due 12/1/18                              1,700,000
--------------------------------------------------------------------------------
Maryland -- 2.1%
 11,000,000  NR      Maryland State Energy & Financing
                       Administration, Solid Waste Disposal
                       Revenue, (Hagerstown Recycling Project),
                       9.000% due 10/15/16(c)                          2,420,000

                       See Notes to Financial Statements.


=====================================  7  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Maryland -- 2.1% (continued)
 $2,500,000  A       Maryland State Health & Educational
                       Facilities Authority Revenue, Loyola
                       College Issue, 5.000% due 10/1/39             $ 2,140,625
--------------------------------------------------------------------------------
                                                                       4,560,625
--------------------------------------------------------------------------------
Massachusetts -- 4.4%
  2,000,000  AAA     Massachusetts Bay Transportation Authority,
                       Series B, FSA-Insured, 5.250% due 3/1/26        1,872,500
  1,000,000  Aaa*    Massachusetts State College Building
                       Authority Revenue, Series 1,
                       5.375% due 5/1/39                                 928,750
  1,000,000  AAA     Massachusetts State HFA, Series B,
                       MBIA-Insured, 5.300% due 12/1/17                  968,750
                     Massachusetts State Turnpike Authority:
  1,500,000  AAA       AMBAC-Insured, Series A,
                         4.750% due 1/1/34                             1,233,750
  2,500,000  Aaa*      Metropolitan Highway System, Series A,
                         5.000% due 1/1/39                             2,171,875
                     Massachusetts State Water Resource
                       Authority, MBIA-Insured:
  1,000,000  AAA         Series A, 4.750% due 2/1/26                     842,500
  1,000,000  AAA         Series B, 5.000% due 12/1/25                    888,750
    510,000  AAA         5.250% due 12/1/20                              484,500
--------------------------------------------------------------------------------
                                                                       9,391,375
--------------------------------------------------------------------------------
Michigan -- 3.7%
  6,000,000  NR      Michigan Strategic Fund Resource Recovery,
                       Limited Obligation Revenue, Central
                       Wayne Energy, Series A,
                       7.000% due 7/1/27(b)                            5,782,500
  2,000,000  NR      Midland County, MI EDC, PCR, Limited
                       Obligation, Series B,
                       9.500% due 7/23/09(b)                           2,103,620
--------------------------------------------------------------------------------
                                                                       7,886,120
--------------------------------------------------------------------------------
Minnesota -- 0.2%
    500,000  A3*     Minnesota State Higher Education Facilities
                       Authority Revenue, St. Johns University,
                       Series 4-L, 5.350% due 10/1/17                    470,625
--------------------------------------------------------------------------------
Missouri -- 0.4%
  1,000,000  AAA     Fenton, MO COP, (Capital Improvement
                       Projects), MBIA-Insured,
                       5.125% due 9/1/17                                 945,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  8  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

New York -- 6.8%
 $2,000,000  A-      Long Island Power Authority, Electric
                       Systems Revenue, 5.500% due 12/1/29           $ 1,915,000
  1,790,000  AAA     New York City, NY Municipal Water
                       Finance Authority, Water & Sewer
                       Systems Revenue, Series B, MBIA-Insured,
                       5.375% due 6/15/19                              1,745,250
                     New York State Dormitory Authority
                       Revenue:
  1,000,000  AAA         City University System, Series A,
                           FGIC-Insured, 5.000% due 7/1/16               938,750
  1,000,000  AAA         Lease Revenue, Health Facilities
                           Improvement Program, Series A,
                           FSA-Insured, 5.500% due 5/15/16               998,750
  1,500,000  AAA         Mental Health Services Facilities
                           Improvement, Series D, FSA-Insured,
                           5.125% due 8/15/17                          1,408,125
  3,000,000  AAA         Montefiore Medical Center, AMBAC/
                           FHA-Insured, 5.250% due 2/1/15              2,932,500
  2,580,000  BBB+    New York State Thruway Authority Service
                       Contract Revenue, Local Highway &
                       Bridge, 6.000% due 4/1/11                       2,705,775
  2,000,000  Aa3*    New York State Triborough Bridge &
                       Tunnel Authority Revenue, Series A,
                       5.000% due 1/1/24                               1,797,500
--------------------------------------------------------------------------------
                                                                      14,441,650
--------------------------------------------------------------------------------
Ohio -- 3.3%
  4,000,000  AAA     Cuyahoga County, OH Hospital Revenue,
                       Metrohealth Systems, Series A, MBIA-
                       Insured, 5.125% due 2/15/16                     3,815,000
  1,000,000  AAA     Cuyahoga County, OH Hospital Revenue,
                       University Hospital Health Inc.,
                       5.500% due 1/15/30                                963,750
  2,500,000  AAA     Lukas County, OH Hospital Revenue,
                       Promedia Healthcare Group,
                       5.375% due 11/15/29                             2,375,000
--------------------------------------------------------------------------------
                                                                       7,153,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  9  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Pennsylvania -- 2.4%
 $1,900,000  AAA     Beaver County, PA IDA, FSA-Insured,
                       5.450% due 9/15/28                            $ 1,900,000
  1,500,000  AAA     Montgomery County, PA Health Care, Holy
                       Redeemer Health, Higher Education &
                       Health Authority Revenue, Series A,
                       AMBAC-Insured, 5.250% due 10/1/17               1,434,375
  2,000,000  AA      Saint Mary Hospital Authority,
                       Bucks County, Catholic Healthcare,
                       5.000% due 12/1/18                              1,785,000
--------------------------------------------------------------------------------
                                                                       5,119,375
--------------------------------------------------------------------------------
South Carolina -- 3.6%
  2,000,000  AAA     Lexington County, SC Health Services
                       District Inc., Hospital Revenue,
                       Refunding & Improvement, FSA-Insured,
                       5.250% due 11/1/17                              1,915,000
  6,000,000  Aaa*    South Carolina Transit Infrastructure,
                       Series A, 5.250% due 10/1/21                    5,685,000
--------------------------------------------------------------------------------
                                                                       7,600,000
--------------------------------------------------------------------------------
Texas -- 25.9%
  6,000,000  AAA     Aledo, TX ISD, GO, PSFG,
                       5.000% due 2/15/29                              5,347,500
  2,000,000  Aaa*    Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                       5.000% due 2/15/22                              1,805,000
  4,000,000  AAA     Bexar County, TX Health Facilities
                       Development Corp. Revenue, Baptist
                       Health Systems, Series A, MBIA-Insured,
                       5.250% due 11/15/27                             3,705,000
  2,000,000  AAA     Brazos County, TX Health Facilities
                       Development Corp., Franciscan Services
                       Corp. Revenue, Series A, MBIA-Insured,
                       5.375% due 1/1/17                               1,937,500
                     Brazos River Authority, PCR:
  1,000,000  AAA       Houston Industrial Income Project,
                         Series A, 5.125% due 5/1/19                     927,500
  2,000,000  Baa1*     Utilities Electric Co., Series C,
                         5.550% due 6/1/30                             1,777,500
                     Burleson, TX ISD, PSFG:
  1,775,000  NR        Pre-Refunded -- Escrowed with U.S.
                         government securities to 8/1/06
                         Call @ 100, 6.750% due 8/1/24(d)              1,988,000
    725,000  Aaa*      6.750% due 8/1/24                                 784,813

                       See Notes to Financial Statements.


=====================================  10  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Texas -- 25.9% (continued)
                     El Paso, TX ISD, GO, PSFG:
 $3,570,000  AAA       Pre-Refunded -- Escrowed with U.S.
                         government securities to 2/15/04
                         Call @ 100, 5.900% due 2/15/13              $ 3,770,813
     80,000  AAA       Unrefunded Balance, 5.900% due
                         2/15/13                                          81,900
  1,610,000  AA-     Fort Worth, TX Higher Education
                       Finance Corp., Texas Christian University,
                       5.000% due 3/15/15                              1,513,400
  1,670,000  Aaa*    Frisco, TX ISD, 5.375 due 8/15/19                 1,613,638
  2,000,000  AA      Harris County, TX Health Facilities
                       Development Revenue, School Health
                       Care Systems, Series B, 5.750% due 7/1/27       2,020,000
  2,500,000  AA      Harris County, TX Toll Road, Sub-Lien,
                       5.125% due 8/15/17                              2,371,875
  2,000,000  AA      Harris County, TX Health Facilities
                       Development Corp. (Texas Childrens
                       Hospital Project), 5.250% due 10/1/29           1,802,500
  1,000,000  AAA     Houston, TX ISD, GO, Series A, PSFG,
                       4.750% due 2/15/22                                861,250
  5,000,000  AA-     Houston, TX GO, Series A,
                       5.000% due 3/1/14                               4,768,750
  1,000,000  AAA     Manor, TX ISD, GO, PSFG,
                       5.000% due 8/1/17                                 926,250
  2,500,000  AAA     Nueces River Authority, Water Supply,
                       FSA-Insured, 5.500% due 3/1/27                  2,421,875
  9,035,000  AA      Texas State Veterans Housing, GO,
                       Series B-4, 6.700% due 12/1/24                  9,385,106
                     Texas Water Development Board Revenue,
                       State Revolving Fund, Senior Lien,
                       Series B:
  1,200,000  AAA         5.000% due 7/15/14                            1,146,000
  3,110,000  AAA         5.000% due 7/15/16                            2,923,400
  1,520,000  AAA     West Texas Municipal Power Agency,
                       MBIA-Insured, 5.000% due 2/15/17                1,400,300
--------------------------------------------------------------------------------
                                                                      55,279,870
--------------------------------------------------------------------------------
Utah -- 3.6%
  8,400,000  A+      Intermountain Power Agency, Power Supply
                       Revenue, Series D, 5.000% due 7/1/21            7,633,500
--------------------------------------------------------------------------------
Virgin Islands -- 1.8%
  4,000,000  BBB-    Virgin Islands Public Finance Authority,
                       Series A, 5.500% due 10/1/22                    3,800,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  11  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Virginia -- 3.6%
 $1,250,000  A+      Virginia College Building Authority,
                       Educational Facilities Revenue,
                       (Hampton University Project),
                       5.750% due 4/1/14                             $ 1,285,938
                     Virginia State Housing Development
                       Authority, Commonwealth Mortgage:
  3,710,000  AA+         Series A, Sub-Series A-1, 6.400%
                           due 7/1/17                                  3,867,675
                         Series D:
  1,135,000  AA+           Sub-Series D-1, 6.400% due 7/1/17           1,186,075
  1,315,000  AA+           Sub-Series D-3, 5.800% due 7/1/10           1,339,656
--------------------------------------------------------------------------------
                                                                       7,679,344
--------------------------------------------------------------------------------
Washington -- 2.9%
  2,040,000  Aaa*    Skagit County, WA Public Hospital District No. 001,
                       Revenue Refunding, Affiliated Health Services,
                       FSA-Insured, 5.750% due 12/1/11                 2,108,850
  4,250,000  Aa1*    Washington State Public Power Supply
                       System, Series B, (Nuclear Project No. 3),
                       5.500% due 7/1/18                               4,053,436
--------------------------------------------------------------------------------
                                                                       6,162,286
--------------------------------------------------------------------------------
Wisconsin -- 1.8%
                     Wisconsin State Health & Educational
                       Facilities Authority Revenue,
                       MBIA-Insured:
  2,000,000  AAA         Aurora Health Care Inc.:
                           5.250% due 8/15/17                          1,907,500
  1,000,000  A             5.700% due 5/15/20                            936,250
  1,000,000  AAA         The Medical College Wisconsin Inc.
                           Project, 5.400% due 12/1/16                   977,500
--------------------------------------------------------------------------------
                                                                       3,821,250
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  12  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Wyoming -- 2.2%
 $2,000,000  AA      Wyoming Community Development
                       Authority Housing Revenue, Series 4,
                       5.900% due 12/1/14                            $ 2,027,500
  2,920,000  AA      Wyoming Community Development
                       Authority, Series 1, 5.450% due 12/1/29         2,777,650
--------------------------------------------------------------------------------
                                                                       4,805,150
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (COST -- $223,751,047**)                       $213,344,914
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is in default.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 and 16 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


=====================================  13  =====================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                           August 31, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Standard &        Percent of
           Moody's       and/or          Poor's       Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Aaa                           AAA               55.0%
            Aa                            AA                21.5
             A                             A                10.7
            Baa                           BBB                7.4
            NR                            NR                 5.4
                                                           -----
                                                           100.0%
                                                           =====
--------------------------------------------------------------------------------


=====================================  14  =====================================

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality.
         They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.


=====================================  15  =====================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIGE1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


=====================================  16  =====================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                 August 31, 1999
================================================================================
ASSETS:
  Investments, at value (Cost -- $223,751,047)                     $213,344,914
  Receivable for securities sold                                         20,263
  Interest receivable                                                 2,820,142
--------------------------------------------------------------------------------
  Total Assets                                                      216,185,319
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                     1,093,547
  Dividends payable                                                     308,806
  Investment advisory fees payable                                       55,511
  Accrued expenses                                                      146,709
--------------------------------------------------------------------------------
  Total Liabilities                                                   1,604,573
--------------------------------------------------------------------------------
Total Net Assets                                                   $214,580,746
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     19,882
  Capital paid in excess of par value                               237,104,616
  Overdistributed net investment income                                (135,367)
  Accumulated net realized loss from security transactions          (12,002,252)
  Net unrealized depreciation of investments                        (10,406,133)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.79 a share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)      $214,580,746
================================================================================

                       See Notes to Financial Statements.


=====================================  17  =====================================

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                    Three Months
                                                                       Ended
                                                                      8/31/99
================================================================================
INVESTMENT INCOME:
  Interest                                                         $  3,313,658
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                     514,214
  Shareholder communications                                             16,331
  Audit and legal                                                        13,743
  Registration fees                                                      12,642
  Shareholder and system servicing fees                                  10,343
  Directors' fees                                                        10,006
  Pricing service fees                                                    3,508
  Custody                                                                 2,686
  Other                                                                   3,299
--------------------------------------------------------------------------------
  Total Expenses                                                        586,772
  Less: Investment advisory fee waiver (Note 3)                        (354,236)
--------------------------------------------------------------------------------
  Net Expenses                                                          232,536
--------------------------------------------------------------------------------
Net Investment Income                                                 3,081,122
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              27,131,371
    Cost of securities sold                                          33,017,104
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (5,885,733)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                              (3,265,109)
    End of period                                                   (10,406,133)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (7,141,024)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (13,026,757)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (9,945,635)
================================================================================

                       See Notes to Financial Statements.


=====================================  18  =====================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Three Months
                                                         Ended               Year
                                                        8/31/99             Ended
                                                      (unaudited)          5/31/99
======================================================================================
OPERATIONS:
 Net investment income                                $   3,081,122     $  10,905,490
 Net realized loss                                       (5,885,733)       (5,424,793)
 Increase in net unrealized depreciation                 (7,141,024)         (914,987)
--------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations       (9,945,635)        4,565,710
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (2,803,369)      (10,840,152)
 In excess of net investment income                              --          (552,267)
--------------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                          (2,803,369)      (11,392,419)
--------------------------------------------------------------------------------------
Decrease in Net Assets                                  (12,749,004)       (6,826,709)
NET ASSETS:
 Beginning of period                                    227,329,750       234,156,459
--------------------------------------------------------------------------------------
 End of period*                                       $ 214,580,746     $ 227,329,750
======================================================================================
* Includes overdistributed net investment income of:      $(135,367)        $(413,120)
======================================================================================

                       See Notes to Financial Statements.


=====================================  19  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $552,267 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


=====================================  20  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      3. Investment Advisory Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the three months ended August 31, 1999, SSBC waived investment advisory fees of $354,236.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      For the three months ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 26,406,304
--------------------------------------------------------------------------------
Sales                                                                27,131,371
================================================================================

      At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  3,779,692
Gross unrealized depreciation                                       (14,185,825)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(10,406,133)
================================================================================

      5. Capital Loss Carryforward

      At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $36,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


=====================================  21  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are receved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At August 31, 1999, the Fund had no open futures contracts.


=====================================  22  =====================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                  1999(1)          1999           1998           1997           1996          1995(2)
========================================================================================================================
Net Asset Value,
  Beginning of Period            $11.43           $11.78         $11.59         $12.19         $12.84         $12.00
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
    income (3)                     0.15             0.55           0.50           0.66           0.66           0.63
  Net realized and
    unrealized gain (loss)        (0.65)           (0.33)          0.66          (0.26)         (0.42)          0.77
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 (0.50)            0.22           1.16           0.40           0.24           1.40
------------------------------------------------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-in Capital                    --               --             --             --             --          (0.02)
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.14)           (0.54)         (0.60)         (0.66)         (0.66)         (0.54)
  In excess of net
    investment income                --            (0.03)         (0.01)            --             --             --
  Net realized gains                 --               --          (0.36)         (0.34)         (0.23)            --
------------------------------------------------------------------------------------------------------------------------
Total Distributions               (0.14)           (0.57)         (0.97)         (1.00)         (0.89)         (0.54)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $10.79           $11.43         $11.78         $11.59         $12.19         $12.84
------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value (4)                 5.79%++          1.07%         (0.20)%         8.97%          5.52%          1.65%++
------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value (4)             (4.33)%++         2.37%         10.53%          3.61%          2.40%         12.28%++
------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $215             $227           $234           $228           $238           $251
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                     0.42%+           0.56%          1.00%          1.03%          1.06%          1.05%+
  Net investment income            5.58+            4.65           4.25           5.57           5.17           5.63+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              12%              24%            85%           115%            42%           115%
------------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $10.438          $10.000        $10.438        $11.375        $11.375        $11.625
========================================================================================================================

(1)   For the three months ended August 31, 1999 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
(3) The investment adviser waived a part of its fees for the period ended August 31, 1999 and the year ended May 31, 1999. If such fees were not waived, the per share decrease on the net investment income would have been $0.02 and $0.05, respectively. In addition, the annualized ratio of expenses to average net assets would have been 1.06% and 1.01%, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


=====================================  23  =====================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                     Net Realized         Net Increase
                                                    and Unrealized        (Decrease) in
               Investment       Net Investment      Gain (Loss) on       Net Assets From
                 Income             Income            Investments          Operations
-------------------------------------------------------------------------------------------
 Quarter               Per                Per                   Per                  Per
  Ended      Total    Share     Total    Share      Total      Share      Total     Share
===========================================================================================
 8/31/97  $3,149,970  $0.16  $2,546,539  $0.13   $3,996,871    $0.20    $6,543,410   $0.33
11/30/97   3,008,049   0.15   2,431,992   0.12    4,698,522     0.24     7,130,514    0.36
 2/28/98   3,051,177   0.15   2,469,512   0.13    3,841,082     0.19     6,310,594    0.32
 5/31/98   3,083,519   0.16   2,499,794   0.12      342,299     0.03     2,842,093    0.15
 8/31/98   3,174,059   0.16   2,568,214   0.13    1,887,145     0.09     4,455,359    0.22
11/30/98   3,068,510   0.15   2,858,437   0.14     (255,086)   (0.00)    2,603,351    0.14
 2/28/99   3,081,418   0.15   2,863,145   0.14   (1,617,908)   (0.08)    1,245,237    0.06
 5/31/99   2,888,036   0.14   2,615,694   0.14   (6,353,931)   (0.34)   (3,738,237)  (0.20)
 8/31/99   3,313,658   0.17   3,081,122   0.15  (13,026,757)   (0.65)   (9,945,635)  (0.50)
===========================================================================================


=====================================  24  =====================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 NYSE                            Dividend
      Record       Payable     Closing   Net Asset   Dividend  Reinvestment
       Date         Date        Price*     Value*      Paid       Price
================================================================================
     6/24/97      6/27/97      $11.625    $11.74      $0.060      $11.74
     7/22/97      7/25/97       11.875     11.98       0.060       11.90
     8/26/97      8/29/97       11.563     11.70       0.060       11.65
     9/23/97      9/26/97       11.625     11.86       0.056       11.56
    10/28/97     10/31/97       11.063     11.86       0.056       11.29
    11/24/97     11/28/97       11.250     11.90       0.056       11.45
    12/22/97+    12/26/97       11.188     11.78       0.360       11.57
     1/27/98      1/30/98       11.688     11.79       0.056       11.77
     2/24/98      2/27/98       11.688     11.78       0.056       11.78
     3/24/98      3/27/98       10.875     11.76       0.049       10.87
     4/21/98      4/24/98       10.563     11.64       0.049       10.55
     5/26/98      5/29/98       10.438     11.75       0.049       10.55
     6/23/98      6/26/98       10.688     11.76       0.049       10.68
     7/28/98      7/31/98       10.313     11.72       0.046       10.26
     8/25/98      8/28/98       10.188     11.81       0.046       10.40
     9/22/98      9/25/98       10.688     11.87       0.048       10.86
    10/27/98     10/30/98       10.625     11.86       0.048       10.86
    11/24/98     11/27/98       10.938     11.85       0.048       11.15
    12/21/98     12/24/98       11.063     11.82       0.048       10.94
     1/26/99      1/29/99       10.750     11.86       0.048       10.81
     2/23/99      2/26/99       10.688     11.82       0.048       10.76
     3/23/99      3/26/99       10.750     11.71       0.048       10.65
     4/27/99      4/30/99       10.250     11.65       0.048       10.40
     5/25/99      5/28/99        9.938     11.47       0.048       10.40
     6/22/99      6/25/99       10.500     11.09       0.047       10.62
     7/27/99      7/30/99       10.625     11.09       0.047       10.54
     8/24/99      8/27/99       10.125     10.74       0.047       10.34
================================================================================
*     As of record date.
+     Capital gain distribution.


=====================================  25  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in


=====================================  26  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 9699, Providence, RI 02940-9699 or by telephone at 1-800-451-2010.

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                             Additional Information
                                   (unaudited)
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      Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


=====================================  27  =====================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


=====================================  29  =====================================

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              This report is intended only for the shareholders of
                      Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                  FD0778 10/99

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